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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-71018, 33-74728, 33-95178, 333-09913, 333-
27951, and 333-62125) of Mercury Interactive Corporation of our report dated January 28, 1999 appearing on page F-1 of this Form 10-K.

PRICEWATERHOUSECOOPERS LLP
San Jose, California
March 30, 1999